SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)           September 26, 2001

                              SPX CORPORATION
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             (Exact name of registrant as specified in its charter)

    DELAWARE                    1-6948                       38-1016240
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(State or other         (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification
incorporation)                                             Number)

                          700 Terrace Point Drive
                          Muskegon, Michigan 49443

                  (Address of principal executive offices)
                                 (Zip Code)

Registrant's telephone number, including area code   (231) 724-5000

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ITEM 5.  Other Events.

     On September 20, 2001, the registrant issued the press release filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.

(c)       Exhibits

      99.1     Press Release issued September 20, 2001.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPX CORPORATION

Dated: September 26, 2001           By:  /s/ Christopher J. Kearney
                                    ------------------------------------
                                    Christopher J. Kearney
                                    Vice President and General Counsel

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                             INDEX TO EXHIBITS

Exhibit Number            Description
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99.1                      Press Release issued September 20, 2001.